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                   SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.

                              FORM 8-K

                            CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):   June 7, 1999

                       Continental Materials Corporation
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           (Exact name of registrant as specified in its charter)


         Delaware                     001-03834                 36-2274391
(State or other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                         Identification No.)


225 West Wacker, Suite 1800, Chicago, Illinois                     60606
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number,  including area code:           (312) 541-7200
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                              (Not Applicable)
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          Former name or former address, if changed since last report


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Item 5.  Other Events

     On June 7, 1999 the registrant effected a recapitalization of common stock consisting of a 1-for-50 reverse stock split, followed by a cash out of fractional shares, followed by a 100-for-1 forward stock split, pursuant to a Certificate of Amendment to registrant's Restated Certificate of Incorporation filed in Delaware. The amendment to the registrant's Certificate of Incorporation embodied in the Certificate of Amendment was authorized by registrant's board of directors on April 14, 1999 and approved by holders of registrant's common stock at the annual meeting of stockholders held May 26, 1999. Following the recapitalization, the registrant is authorized to issue 3,000,000 shares of common stock par value $.25 per share, and 400,000 shares of preferred stock, par value $.50 per share.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits:

1. Certificate of Amendment to registrant's Restated Certificate of Incorporation filed in Delaware which became effective June 7, 1999.

2.  Description of registrant's Capital Stock.

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CONTINENTAL MATERIALS CORPORATION

                                      By
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                                                 Mark S. Nichter
                                             Secretary and Controller



Dated:  July 30, 1999

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